UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24
Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2016, Mr. James F. Duffy, a member of the Board of Directors (the “Board”) of Allied World Assurance Company Holdings, AG (the “Company”), notified the Board in writing of his intent to retire as a member of the Board effective as of April 19, 2016 and not stand for re-election at the Company’s 2016 Annual Shareholder Meeting, which is scheduled to occur on the same date.  Mr. Duffy’s resignation was not the result of any disagreement with the Company.  The Company appreciates Mr. Duffy’s many contributions and dedicated service to the Company over the past ten years.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Press release, dated February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: February 25, 2016	By:	/s/ Wesley D. Dupont
Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 25, 2016.